UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2017

INDUSTREA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38166	82-1114958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Avenue of the Americas, 4th Floor, New York, NY

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 871-1107

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 1, 2017, Industrea Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-219053) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 29, 2017 and amended by Amendment No. 1 to the Registration Statement, filed with the Commission on July 20, 2017 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated July 26, 2017, by and between the Company and FBR Capital Markets & Co. and B. Riley & Co., LLC, as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated July 26, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated July 26, 2017, by and among the Company, its officers, certain of its directors and the Company’s sponsor, Industrea Alexandria LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated July 26, 2017 (the “Independent Director Agreement”), by and among the Company and the Independent Directors (as defined below), a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated July 26, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated July 26, 2017, by and between the Company, the Sponsor and the holders party thereto, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated July 26, 2017, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Amended and Restated Private Placement Warrants Purchase Agreement, dated June 28, 2017, previously filed as Exhibit 10.6 to the Registration Statement, the Company completed the private sale of 11,100,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $11,100,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2017, in connection with the IPO, David A.B. Brown, Thomas K. Armstrong, Jr., David G. Hall, Brian Hodges and Gerard F. Rooney (collectively, the “Independent Directors”) were appointed to the board of directors of the Company (the “Board”). Effective July 26, 2017, each of the Independent Directors was also appointed to the Board’s Audit Committee and Compensation Committee, with Mr. Rooney serving as chair of the Audit Committee and Mr. Armstrong serving as chair of the Compensation Committee.

Following the appointment of the Independent Directors, the Board is comprised of the following three classes: the first class of directors, Class I, which consists of Thomas K. Armstrong, Jr. and Gerard F. Rooney, and has a term of office that will expire at the Company’s first annual meeting of stockholders; the second class of directors, Class II, which consists of David A.B. Brown, Brian Hodges and David G. Hall, and has a term of office that will expire at the Company’s second annual meeting of stockholders; and the third class of directors, Class III, which consists of Howard D. Morgan, Heather Faust and Tariq Osman, and has a term of office that will expire at the Company’s third annual meeting of stockholders.

On July 26, 2017, in connection with their appointments to the Board, each of the Independent Directors entered into the Independent Director Agreement, which provides for, among other things, the payment of $50,000 per year to each Independent Director for their services as directors of the Company, as well as entered into indemnity agreements with the Company in the form previously filed as Exhibit 10.7 to the Registration Statement.

Prior to the IPO, in April and May 2017, the Sponsor transferred 28,750 shares of Class B common stock of the Company, par value $0.0001 per share, to each of the Independent Directors at their original purchase price of $0.004 per share.

Other than the foregoing, none of the Independent Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Independent Director Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Independent Director Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.2 hereto and Exhibit 10.7 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2017, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $234,600,000, comprised of $225,400,000 of the proceeds from the IPO (which amount includes $8,050,000 of the underwriters’ deferred discount) and $9,200,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On July 26, 2017, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 1, 2017, the Company issued a press release announcing the closing of the IPO and the exercise of the underwriters’ over-allotment option in full, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTREA ACQUISITION CORP.

	By:	/s/ Howard D. Morgan
Name: Howard D. Morgan
Title: Chief Executive Officer

Dated: August 1, 2017

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 26, 2017, by and among the Company and FBR Capital Markets & Co. and B. Riley & Co., LLC, as representatives of the several underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated July 26, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated July 26, 2017, by and among the Company, its officers, certain directors and Industrea Alexandria LLC.
10.2	Letter Agreement, dated July 26, 2017, by and among the Company, its independent directors and Industrea Alexandria LLC.
10.3	Investment Management Trust Agreement, dated July 26, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.4	Registration Rights Agreement, dated July 26, 2017, by and between the Company, Industrea Alexandria LLC and the holders party thereto.
10.5	Administrative Support Agreement, dated July 26, 2017, by and between the Company and Industrea Alexandria LLC.
99.1	Press Release, dated July 26, 2017.
99.2	Press Release, dated August 1, 2017.